Unaudited Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands, shares in Millions	Jun. 30, 2018	Dec. 31, 2017
Accounts receivable non-trade	$ 8,408	$ 32,387
Accumulated depreciation	$ 1,546,249	$ 1,562,172
Common Units
Limited partners - units issued	410.3	410.0
Limited partners - units outstanding	410.3	410.0
Nonredeemable Preferred Stock [Member]
Limited partners - units issued	15.8	11.0
Limited partners - units outstanding	15.8	11.0